SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): March 15, 1999


                        The Stanley Works
(Exact name of registrant as specified in charter)


  Connecticut  		   1-5224   		   06-058860
(State or other		(Commission		(IRS Employer
jurisdiction of		File Number)		Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip)
Code)



Registrant's telephone number, including area code:(860) 225-5111



                         Not Applicable
   (Former name or former address, if changed since last report)











                             	Page 1 of 9 Pages

     Item 7.	Financial Statements, Pro Forma Financial
	          Information and Exhibits.

(c) 20(i) 	Description of new business segment
presentation and discussion of the
restated Business Segment Information for fiscal years 1998, 1997 and 1996.

(c)  20(ii)	Business Segment Information for fiscal
          years 1998, 1997 and 1996.

(c) 20(iii)	Quarterly Business Segment Information for
          fiscal year 1998.







































                      Page 2 of 9 Pages


                         SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



								THE STANLEY WORKS



Date: March 15, 1999      By:		Stephen S. Weddle
						Name:	Stephen S. Weddle
						Title:	Vice President, General
Counsel and Secretary

































                       Page 3 of 9 Pages

                 				   	EXHIBIT INDEX

                   Current Report on Form 8-K
                       Dated March 15, 1999


                 				Exhibit No.      		Page

                     20(i)                5

                     20(ii)               7

                     20(iii)              9







































                       Page 4 of 9 Pages


                          Exhibit (20)(i)


In 1998 the company adopted Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of a Business Enterprise and Related Information". As a result, the company changed its depiction of operating segments to Tools and Doors. Prior year amounts have been restated for comparability. The Tools segment includes carpenters, mechanics, pneumatic and hydraulic tools as well as tool sets. The Doors segment includes commercial and residential doors, both automatic and manual, as well as closet doors and systems, home decor and door and consumer hardware. The basis of segment reporting is Core Operating Profit, which excludes restructuring charges, restructuring-related transition and other non-recurring costs; segment eliminations are also excluded.

	Tools Segment
Net sales increased 4% in 1998, due primarily to the growth of the MacDirect venture and acquisitions. Growth in consumer mechanics tools and fastening tools and fasteners also contributed to higher sales. Operating profit increased, although as a percent of sales it was slightly lower than the prior year. Productivity gains from procurement and restructuring initiatives were offset by lower margins and absorption on lower fourth quarter sales and by operating inefficiencies at the Mechanics Tools wrench and socket plants.

Net sales increased 2% in 1997 over 1996 with particular strength in fastening tools and fasteners. All product lines experienced sales growth; however, the gains were partially offset by price reductions, particularly in fastening tools. Operating margins increased to 13.7% of sales from 12.4% due to manufacturing efficiencies from higher volume and restructuring savings.

	Doors Segment
Net sales decreased 4% in 1998 compared to 1997, due to the divestiture in 1998 of the European automatic door business as well as the February 1997 divestiture of the US garage related products business. In addition, all remaining product lines experienced a sales decline except for the automatic door business in the US. Operating margin improved to 9.5%, primarily the result of the divestitures, restructuring initiatives and reduction in material costs.




                      Page 5 of 9 Pages


Net sales decreased 7% from 1996 to 1997. The divestiture of the US garage related products business as well as start up difficulties in moving hardware products to a new central distribution facility were the primary contributors. Operating profit improved to 8.1% from 7.9% due to the divestiture and benefits from restructuring initiatives.














































                       Page 6 of 9 Pages


                            Exhibit (20)(ii)

                   THE STANLEY WORKS AND SUBSIDIARIES
                      BUSINESS SEGMENT INFORMATION
                     (Unaudited, Millions of Dollars)

Industry Segments

                               1998        1997        1996
Net Sales

  Tools                     $2,107.8    $2,023.6    $1,976.2
  Doors                        621.3       645.9       694.6

  Consolidated              $2,729.1    $2,669.5    $2,670.8

Operating Profit

  Tools                     $  278.6    $  276.8    $  245.1
  Doors                         58.9        52.6        54.6
    Total                      337.5       329.4       299.7
  Restructuring, transition
    & other costs              (85.9)     (320.1)      (88.3)
  Other-net                    (13.1)      (11.3)      (14.7)
  Interest-net                 (23.1)      (16.6)      (22.5)

  Earnings (loss)
    before income taxes     $  215.4    $  (18.6)   $  174.2

Segment Assets
  Tools                     $1,462.9    $1,227.6    $1,256.9
  Doors                        279.6       291.5       318.0
    Total                    1,742.5     1,519.1     1,574.9
  Corporate assets             190.4       239.6        84.7

  Consolidated              $1,932.9    $1,758.7    $1,659.6

Capital Expenditures
  Tools                     $   53.1    $   70.2    $   81.1
  Doors                         11.6        13.9        20.9

Depreciation &
  Amortization
  Tools                     $   57.2    $   53.5    $   52.7
  Doors                         14.2        11.7        13.2






                         Page 7 of 9 Pages

Geographic Areas
                               1998        1997        1996
Net Sales

  United States             $1,953.4    $1,900.6    $1,909.3
  Other Americas               211.9       227.1       209.8
  Europe                       467.5       423.6       421.8
  Asia                          96.3       118.2       129.9

  Consolidated              $2,729.1    $2,669.5    $2,670.8

Long-Lived Assets

  United States             $  461.1    $  479.7    $  544.8
  Other Americas                25.4        31.0        33.1
  Europe                       284.3       159.8       119.4
  Asia                          41.7        46.8        51.4
  Other                         34.0        36.1          -

  Consolidated              $  846.5    $  753.4    $  748.7
































                            Page 8 of 9 Pages

                            Exhibit (20)(iii)

                    THE STANLEY WORKS AND SUBSIDIARIES
                       BUSINESS SEGMENT INFORMATION
                     (Unaudited, Millions of Dollars)

                                       1998
                         First  Second   Third  Fourth     Full
                          Qtr     Qtr     Qtr    Qtr       Year
INDUSTRY SEGMENTS
Net Sales

  Tools                $ 512.5 $ 532.7 $ 535.1 $ 527.5   $2,107.8
  Doors                  159.4   159.1   154.5   148.3      621.3

  Consolidated         $ 671.9 $ 691.8 $ 689.6 $ 675.8   $2,729.1


Operating Profit

  Tools                $  67.1 $  79.2 $  72.0 $  60.3   $  278.6
  Doors                   15.0    13.9    17.2    12.8       58.9
    Total                 82.1    93.1    89.2    73.1      337.5
  Restructuring, transition
    & other costs        (16.3)  (16.3)  (25.5)  (27.8)     (85.9)
  Other-net               (2.8)   (4.1)   (2.7)   (3.5)     (13.1)
  Interest-net            (4.8)   (5.2)   (7.4)   (5.7)     (23.1)

  Earnings before
    income taxes       $  58.2 $  67.5 $  53.6 $  36.1   $  215.4


GEOGRAPHIC NET SALES
  United States        $ 475.3 $ 502.1 $ 493.8 $ 482.2   $1,953.4
  Other Americas          55.5    57.0    51.1    48.3      211.9
  Europe                 119.9   109.6   118.9   119.1      467.5
  Asia                    21.2    23.1    25.8    26.2       96.3

  Consolidated         $ 671.9 $ 691.8 $ 689.6 $ 675.8   $2,729.1













                       Page 9 of 9 Pages